Subsidiaries	12 Months Ended
Dec. 31, 2024
Disclosure of subsidiaries [abstract]
Subsidiaries

29	Subsidiaries
The table below includes the Company’s principal subsidiaries as at December 31, 2024, determined as either contributing to 10% or more of the Group assets or revenues. The Company has other subsidiaries, but the assets and revenues did not exceed 10% of the Group’s consolidated assets or revenues for the year ended December 31, 2024:

Name	% Equity interest	Country of incorporation	Nature of business
Raging River Trading Proprietary Limited	100%	South Africa	Licensed Western Cape Gambling and Racing Board ("WCGB") / software development
Baytree Interactive Limited	100%	Guernsey	Licensed with the Kahnawake Gaming Commission ("KGC")
Betway Group Limited	100%	Guernsey	Operational
Betway Limited	100%	Malta	Licensed with the MGA
Certain subsidiary entities of the Group are not wholly-owned. Management has assessed the values of the NCI in these instances and determined them to be individually immaterial for additional disclosures.
On November 1, 2024, the Group entered into an agreement with the non-controlling shareholders of Jumpman Gaming Limited and The Six Gaming Limited to purchase the remaining 30% shareholding in both entities for a total purchase consideration of £5.5 million (€6.5 million), of which £1.0 million (€1.1 million) was cash and the remaining amount was non-cash settlements of amounts owing from the shareholder to the Group.